UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advanced Series Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED SERIES TRUST

AST Aggressive Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Conservative Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Advanced Strategies Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL JOINT MEETINGS OF SHAREHOLDERS
TO BE HELD ON
July 11, 2008

To the Shareholders of the following Portfolios of Advanced Series Trust:

•                  AST Advanced Strategies Portfolio

•                  AST Aggressive Asset Allocation Portfolio

•                  AST Capital Growth Asset Allocation Portfolio

•                  AST Conservative Asset Allocation Portfolio

•                  AST Preservation Asset Allocation Portfolio (collectively referred to as the “Portfolios”)

Notice is hereby given that joint special meetings of the shareholders of the Portfolios of  Advanced Series Trust (the “Trust”) will be held at the offices of Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on June 23, 2008 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the “Meetings”). The purpose of the Meetings is to consider and act upon the following proposal and to transact such other business as may properly come before the Meetings:

To approve a subadvisory agreement among PI, AST Investment Services, Inc. (“AST Investment” and with PI, collectively, the “Manager”) and each of Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and Jennison Associates LLC (“Jennison”) (each, a “Subadviser,” and collectively, the “Subadvisers”) for each of the Portfolios.

The Proposal is described in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust (the “Board”) has fixed the close of business on April 21, 2008 as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meetings. Each share of each Portfolio is entitled to one vote on the Proposal.    Each Portfolio will  vote separately on the Proposal.

You are cordially invited to attend the Meetings. If you do not expect to attend the Meetings, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETINGS, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of  Advanced Series Trust.

Jonathan D. Shain
Assistant Secretary
Advanced Series Trust

May 9, 2008

ADVANCED SERIES TRUST

AST Aggressive Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Conservative Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Advanced Strategies Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT
Special Joint Meetings of Shareholders
To Be Held on July 11, 2008

This Proxy Statement is furnished in connection with special joint meetings of shareholders of  the AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, the AST Preservation Asset Allocation Portfolio (individually, an “AST Dynamic Asset Allocation Portfolio” and collectively, the “AST Dynamic Asset Allocation Portfolios”) and the AST Advanced Strategies Portfolio (collectively with the AST Dynamic Asset Allocation Portfolios, the “Portfolios” and each, a “Portfolio”), each of which are series of Advanced Series Trust (the “Trust”), and any adjournment thereof (the “Meetings”).  The Board of Trustees of the Trust (the “Board”) has called the Meetings for shareholders to approve the following Proposal:

To approve a subadvisory agreement among Prudential Investments LLC (“PI”), AST Investment Services, Inc. (“AST Investment” and with PI, collectively the “Manager”) and each of Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and Jennison Associates LLC (“Jennison) (each, a “Subadviser,” and collectively, the “Subadvisers”) for each of the Portfolios.

The Meetings will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on June 23, 2008 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of each Portfolio. This Proxy Statement will first be sent to beneficial shareholders of each Portfolio on or about May 9, 2008.  The Board, including all of the Trustees who are not “interested persons” of the Trust, as defined under the Investment Company Act of 1940 (the “Independent Trustees”), recommend that beneficial shareholders approve the Proposal.

The Portfolios serve as an investment vehicle for insurance companies (collectively, the “Participating Insurance Companies”) issuing variable annuity contracts and variable life insurance contracts (the “Contracts”).  As of the date of this Proxy Statement, Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company (“Pruco”), and Pruco Life Insurance Company of New Jersey (“Pruco NJ”) are the only Participating Insurance Companies.  ASLAC, Pruco and Pruco NJ are affiliates of each of the Trust’s investment managers, Prudential Investments LLC and AST Investment Services, Inc.  Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Portfolio through the Contracts and should consider themselves shareholders of the Portfolios for purposes of this Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct the Participating Insurance Company, as record owner of the Portfolio shares held in its separate accounts, how it should vote at the Meetings.

The close of business on April 21, 2008 has been fixed as the record date for the determination of beneficial shareholders of the Portfolios entitled to notice of, and to vote at, the Meetings.  As of the record date, the following shares of beneficial interest of each Portfolio were outstanding:

AST Aggressive Asset Allocation Portfolio	33,941,437	shares
AST Capital Growth Asset Allocation Portfolio	515,962,082	shares
AST Conservative Asset Allocation Portfolio	157,647,647	shares
AST Preservation Asset Allocation Portfolio	100,903,214	shares
AST Advanced Strategies Portfolio	144,140,611	shares

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Beneficial shareholders of the Trust may obtain without charge additional copies of the Trust’s  annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by calling (800) 752-6342.

PROPOSAL:

TO APPROVE A SUBADVISORY AGREEMENT AMONG PRUDENTIAL INVESTMENTS LLC, AST INVESTMENT SERVICES, INC. AND EACH OF QUANTITATIVE MANAGEMENT ASSOCIATES LLC, PRUDENTIAL INVESTMENT MANAGEMENT, INC. AND JENNISON ASSOCIATES LLC FOR EACH PORTFOLIO

The Board of the Trust, including the Independent Trustees, has approved, and recommends that the shareholders of each Portfolio approve, a subadvisory agreement among Prudential Investments LLC (“PI”), AST Investment Services, Inc. (“AST Investment” and with PI, collectively the “Manager”) and each of Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and Jennison Associates LLC (“Jennison”) under which QMA, PIM and Jennison would serve as Subadvisers to each of the Portfolios (the “Proposed Subadvisory Agreement”).  The Proposed  Subadvisory Agreement with QMA, PIM and Jennison in substantially final form is attached as Exhibit A.

Trust and Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust is organized as a Massachusetts business trust.  PI, 100 Mulberry Street, Newark, New Jersey 07102 and AST Investment, One Corporate Drive, Shelton, Connecticut 06484-0883 serve as the Manager of each of the Portfolios of the Trust pursuant to a management agreement dated as of January 1, 2006 (the “Management Agreement”) by and between the Trust, on behalf of each of the Portfolios, and the Manager.  As of December 31, 2007, the Manager served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $121.1 billion.  The Trust’s transfer agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

The investment objective of each AST Dynamic Asset Allocation Portfolio is to maintain the highest potential total return consistent with a specified level of risk tolerance.  Each AST Dynamic Asset Allocation Portfolio invests primarily in on or more other mutual funds (“underlying portfolios”), as more specifically described in the Trust’s prospectus.  Each AST Dynamic Asset Allocation Portfolio may also, consistent with current federal securities law, invest in “securities” as defined in the 1940 Act, including common and preferred stock, warrants and bonds.  The Manager is responsible for monitoring each AST Dynamic Asset Allocation Portfolio’s allocations to underlying portfolios and investments in securities, and the Manager may, at any time, change any AST Dynamic Asset Allocation Portfolio’s allocation of assets among underlying portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors.  The Manager may also may rebalance an AST Dynamic Asset Allocation Portfolio’s investments to cause such investments to match the underlying portfolio allocation at any time.  The AST Dynamic Asset Allocation Portfolios do not currently have any Subadvisers.

The investment objective of AST Advanced Strategies Portfolio is to seek a high level of absolute return by investing in domestic and foreign equity and fixed-income securities, derivative instruments and exchange-traded funds.    The Manager allocates the net assets of  AST Advanced Strategies Portfolio across different investment categories and across the current subadvisers.    The AST Advanced Strategies Portfolio currently has five Subadvisers, each of which manages a portion of the AST Advances Strategies Portfolio’s assets: Marsico Capital Management, LLC (“Marsico”), T. Rowe Price Associates, Inc. (“T.Rowe Price”), William Blair &  Company LLC (“William Blair”), LSV Asset Management (“LSV”) and Pacific Investment Management Company LLC (“PIMCO”).  Neither QMA, PIM nor Jennison is currently a subadviser for the AST Advanced Strategies Portolio.    PI also directly manages a portion of the assets of AST Advanced Strategies Portfolio.  Overall, AST Advanced Strategies Portfolio pursues a combination of traditional and non-traditional investment strategies. The asset allocation generally provides for an allotment of 50% of  the Portfolio’s assets to a combination of domestic and international equity strategies and an allotment of 50% of the Portfolio assets to a combination of U.S. fixed-income, hedged international bond, real return and exchange-traded fund investment strategies.  PI periodically reviews the allocation of assets and may, at any time without notice, change the Portfolio’s allocation of assets based on its assessment of macroeconomic, market, financial, security valuation, and other factors.

The Proposed Subadvisory Agreement

Under the Proposed Subadvisory Agreement, QMA, Jennison and PIM will each become a Subadviser to each of the Portfolios.  The Proposed Subadvisory Agreement would allow the Manager, subject to Board approval, to: (i) receive investment advice, asset allocation advice, and research services from one or more of the Subadvisers with respect to a Portfolio (referred to herein as “Additional Services”) and (ii) grant investment management authority for all or a portion of a Portfolio’s assets to one or more of the Subadvisers (referred to herein as “Management Services”).  The Manager will remain responsible for monitoring the activities of the Subadvisers, evaluating each Subadviser’s performance, and reporting on such activities and evaluations to the Board, and providing, or causing to be provided, certain additional administrative services.  Other than having more than one subadviser as a party, the other terms and conditions of the Proposed Subadvisory Agreement are substantially similar to the terms and conditions set forth in the subadvisory agreements for the Trust’s other subadvisers.

Although the Proposed Subadvisory Agreement, if approved by shareholders, will result in the appointment of each of QMA, Jennison and PIM as Subadvisers to each Portfolio, the Manager currently expects to initially utilize only QMA as Subadviser to each Portfolio.  The Manager expects that QMA will provide the Portfolios and the Manager with investment advisory services relating to the underlying asset allocations of each Portfolio and the investments of each AST Dynamic Asset Allocation Portfolio.  The Manager further expects that QMA will provide the day-to-day management of the Advanced Strategies II investment category of the AST Advanced Strategies Portfolio, which invests primarily in exchange-traded funds.  The Manager has no current plans or intention to utilize Jennison or PIM to provide any investment advisory services to the Portfolios.  Depending on future circumstances and other factors, however, the Manager, in its discretion, and subject to further approval by the Board, may in the future elect to utilize Jennison or PIM to provide investment advisory services to any or all of the Portfolios, consistent with the terms of the Proposed Subadvisory Agreement.   Shareholder rejection of the Proposed Subadvisory Agreement will not affect the current subadvisory agreements relating to AST Advanced Strategies Portfolio.

The Proposed Subadvisory Agreement, if approved by shareholders, would not change the overall advisory fee paid by a Portfolio to the Manager. Therefore, this proposal will not affect the fees borne directly or indirectly by shareholders.

The Proposed Subadvisers

Quantitative Management Associates LLC. QMA is a wholly-owned subsidiary PIM, which is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA.

Set forth below are the names, addresses and principal occupations of the principal executive officers of QMA:

Name and Address(1)	Principal Occupations
Dennis M. Kass	Chairman of the Board of QMA and Chairman of the Board and Chief Executive Officer of Jennison, an affiliate of QMA
Scott Hayward	Chief Executive Officer of QMA
Margaret S. Stumpp, PhD	Chief Investment Office of QMA

None of the current Trustees or Officers of the Trust currently holds an office with, or is employed by, QMA.

Prudential Investment Management, Inc. PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management.

Set forth below are the names, titles, addresses and principal occupations of the principal executive officers of PIM:

Name and Address(2)	Principal Occupations
James J. Sullivan	Managing Director & Senior Vice President of PIM
Charles F. Lowrey	Chairman, Director, President & CEO of PIM
Betsy Friedman	Vice President, Operations of PIM
Dennis Kass	Director and Vice President of PIM
Timothy Harris	Vice President of PIM and Chief Investment Counsel of The Prudential Insurance Company of America
James McCarthy	Director, Vice President & Controller of PIM
Timothy J. Knierim	Vice President & Chief Compliance Officer of PIM

(1)	The address for the principal executive officers of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
(2)	The address for the principal executive officers of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

None of the Trustees of the Trust currently holds an office with, or is employed by, PIM.   Timothy J. Knierim, who serves as the Chief Compliance Officer of the Trust, also serves as Chief Compliance Officer of PIM.  Other than Mr. Knierim, none of the Officers of the Trust currently holds an office with, or is employed by, PIM.

Jennison Associates LLC.  Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients.

Set forth below are the names, titles, addresses and principal occupations of the principal executive officers of Jennison:

Name and Address(3)	Principal Occupations
Dennis M. Kass	Director, Chairman and Chief Executive Officer of Jennison
Mehdi A. Mahmud	Director, Vice Chairman, Managing Director and Chief Operating Officer of Jennison
Spiros Segalas	Director, President and Chief Investment Officer of Jennison
Kathleen A. McCarragher	Director and Managing Director of Jennison
Joseph M. Carrabes	Executive Vice President of Jennison
Kenneth Moore	Treasurer, Executive Vice President and Chief Financial Officer of Jennison; Chief Financial Officer, Manager and Vice President of QMA; Vice President of PIM; Director of Prudential Trust Company.

None of the current Trustees or Officers of the Trust currently holds an office with, or is employed by, Jennison.

Terms of the Proposed Subadvisory Agreement Between PI, QMA, PIM and Jennison

The Proposed Subadvisory Agreement, in brief, provides that:

•  The Manager may delegate to a Subadviser the day-to-day management of a portion of the Portfolio (referred to in the Proposed Subadvisory Agreement as the “Management Services”), and/or a Subadviser may provide such additional advisory services as agreed to between the Manager and the Subadviser, including but not limited to asset allocation advice (referred to in the Proposed Subadvisory Agreement as the “Additional Services”).

•  It is currently expected that QMA will provide the following Management Services for the AST Advanced Strategies Portfolio:  providing day-to-day management of the Advanced Strategies II investment category of the Portfolio, which invests primarily in exchange-traded funds.

•  It is currently expected that QMA will be responsible for providing the following Additional Services: allocating each Portfolio’s assets across various asset classes, investment categories and subadvisers consistent with each Portfolio’s risk/return balance, and reviewing and adjusting these allocations from time to time in its discretion.

•  As compensation for the Management Services to be provided by QMA for the AST Advanced Strategies Portfolio, the Manger will pay QMA a fee equal, on an annualized basis, to the following:

0.25% of average daily net assets of the portion of the AST Advanced Strategies Portfolio managed by QMA.

•  As compensation for the Additional Services to be provided by QMA, the Manager  will pay QMA a fee equal, on an annualized basis, to the following:

0.04% of average daily net assets of each  AST Dynamic Asset Allocation Portfolio, and

0.025% of average daily net assets of the AST Advanced Strategies Portfolio.

•  The Manager may determine the allocation of each Portfolio’s assets among these Subadvisers and any other subadvisers to the Portfolios.

•  A Subadviser providing any Management Services will select brokers, if any, to effect trades for the Portfolio subject to best execution.  Brokers are not used for transactions in the underlying portfolios, but brokers may be used for transactions in other securities.

•  The Subadvisers will provide the Management Services and the Additional Services in accordance with the Trust’s investment objectives, policies and restrictions.

•  The Subadvisers will maintain certain books and records on behalf of the Portfolios.

•  A Subadviser shall not be liable for any error or judgment or any loss suffered by the Trust or the Manager in connection with advisory services provided to the Trust, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duty or from its reckless disregard of its obligations and duties under the Proposed Subadvisory Agreement.

(3) The address for the principal executive officers of Jennison is 466 Lexington Avenue, New York, New York 10017.

The Proposed Subadvisory Agreement in substantially final form is included as Exhibit A to this proxy statement.

The Manager has no current intention or plans to utilize the services of either PIM or Jennison, although it will have the discretion to utilize either or both of PIM and Jennison to provide services under the Proposed Subadvisory Agreement in the future without further shareholder approval.

Similar Mutual Funds Advised by QMA

The table below lists mutual funds with investment objectives similar to the Portfolios that are advised by QMA as of December 31, 2007, the size of each fund, and the rate of compensation received by QMA for the investment advisory services it provides for each fund:

Fund Name	Fund Net Assets as of December 31, 2007	Fee Paid to QMA (% of average daily net assets)
The Prudential Series Fund – Conservative Balanced Portfolio	$2,721,852,080	0.275%

The Prudential Series Fund – Flexible Managed Portfolio	$3,716,323,864	0.300%

The Prudential Investment Portfolios, Inc. – Dryden Active Allocation Fund	$675,815,488	0.325%

Similar Mutual Funds Advised by PIM

The table below lists mutual funds with investment objectives similar to the Portfolios that are advised by PIM as of December 31, 2007, the size of each fund, and the rate of compensation received by PIM for the investment advisory services it provides for each fund:

Fund Name	Fund Net Assets as of December 31, 2007	Fee Paid to PIM (% of average daily net assets)
Dryden High Yield Fund	$1,299,868,559

0.250% to $250 million;
0.226% over $250 million to $750 million;
0.203% over $750 million to $1.5 billion;
0.181% over $1.5 billion to $2 billion;
0.160% over $2 billion to $2.5 billion;
0.141% over $2.5 billion to $3 billion;
0.123% over $3 billion.

Similar Mutual Funds Advised by Jennison

Jennison does not presently provide advisory services to any fund or portfolio with investment objectives similar to those of the Portfolios.

Matters Considered by the Board

At a telephonic meeting of the Board on April 21, 2008 at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), and subject to in-person approval by a majority of the Independent Trustees at a meeting scheduled for June 9-11, 2008, the Board considered whether the approval of the Proposed Subadvisory Agreement with the Subadvisers was in the best interests of the Portfolios and their shareholders.  Before approving the Proposed Subadvisory Agreement, the Trustees received a formal presentation from the Manager, reviewed materials regarding the organizational structure of QMA, Jennison and PIM, and reviewed materials regarding the investment performance and portfolio management team of QMA.

In making the determination to propose the addition of  the Subadvisers,  the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information and reached the following conclusions.

The Board considered that the Manager initially intends to delegate to QMA the responsibility for the following Additional Services: (i) allocating each Portfolio’s assets across various asset classes, investment categories and subadvisers consistent with each Portfolio’s risk/return balance, and reviewing and adjusting these allocations from time to time in its discretion.  The Board also considered that the Manager initially intends to delegate to QMA the responsibility for the following Management Services for the Advanced Strategies Portfolio:  providing day-to-day management of the Advanced Strategies II investment category of the Portfolio, which invests primarily in exchange-traded funds.  The Board also considered that the Manager will seek Board approval before it delegates any advisory responsibilities to Jennison or PIM under the Proposed Subadvisory Agreement.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services that would be provided to the Portfolios by QMA under the Proposed Subadvisory Agreement, noting that QMA will be required to provide certain asset allocation and other portfolio management services and comply with all Portfolio policies and applicable rules and regulations.  The Board also received and considered information regarding the nature and extent of services that would be provided to the Portfolio by QMA under the Proposed  Subadvisory Agreement.

With respect to the quality of services, the Board considered, among other things, the background and experience of QMA’s senior management and the expertise of, and amount of attention expected to be given to the Portfolio by QMA’s portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolios. The Board was also provided with information pertaining to QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to QMA. The Board also noted that it received favorable compliance reports from the Trust’s  Chief Compliance Officer as to QMA, summarizing his level of comfort from a compliance perspective with respect to the Manager’s recommendation to hire QMA.

The Board concluded that there was a reasonable basis on which to conclude that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by QMA.

The Board also considered that Jennison and PIM already serve as Subadvisers to other Portfolios of the Trust.  The Board also considered that PI will seek Board approval prior to delegating any advisory responsibilities to Jennison or PIM under the proposed agreement and the fact that the Board will have the opportunity at that time to review the exact nature, quality and extent of services to be provided under the proposed delegation.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rate payable by the Manager to QMA under the Proposed Subadvisory Agreement for Management Services is lower than the fee rate charged by QMA for direct management of most portfolios for which it provides subadvisory services.  The Board considered that QMA does not provide the asset allocation services to other funds under subadvisory arrangements and therefore there was no comparable fee data provided by QMA.  The Board noted, however, that the Proposed Subadvisory Areement, if approved by shareholders, would not change the overall advisory fee paid by a Portfolio to the Manager.  Therefore, the Proposal will not affect the fees borne by shareholders.

 Profitability

Because the engagement of the Subadvisers for the Portfolios is new, there is no historical profitability with regard to its arrangements with the Portfolios. As a result, this factor was not considered by the Board. The Board noted that it will consider profitability as part of any future annual review of the Proposed Subadvisory Agreement.

Economies of Scale

The Board considered the potential for  the Subadvisers to experience economies of scale as each Portfolio grows in size. The Board noted that it will consider economies of scale as part of any future annual review of the Proposed Subadvisory Agreement.

Other Benefits to Subadvisers

The Board considered potential ancillary benefits anticipated to be received by the Subadvisers and their affiliates as a result of their relationship with each Portfolio. The Board concluded that the potential benefits to be derived by  the Subadvisers included potential access to additional research resources, larger assets under management and benefits to their reputations, which were consistent with the types of benefits generally derived by subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager at the meeting, the Board concluded that approving the Proposed Subadvisory Agreement with the Subadvisers was in the best interests of each Portfolio and its shareholders.

THE BOARD OF ADVANCED SERIES TRUST, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION

Approval of the Proposal as to each Portfolio requires approval by a majority of the outstanding voting securities of the Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of each Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Proposal for a Portfolio are not received by the date of the Meetings, the Meetings may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company, as record owner of the shares of each Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Proposal, against the Proposal, or abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners. The presence at the Meeting of the Participating Insurance Companies affiliated with the Manager will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for the Proposal, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meetings or adjournment of the Meetings.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Fund, by execution of subsequent voting instructions, or by voting in person at the Meetings.

ADDITIONAL INFORMATION

All fees and expenses incurred in connection with the solicitation of proxies for the Proposal will be paid by the Participating Insurance Companies under the arrangements by which they provide certain administrative service for the Portfolio for an annual fee.  The Manager estimates the total cost of the expenses related to the proxy solicitation is approximately $280,000.

To the knowledge of the Trust, there were no persons who owned beneficially 5% or more of the shares of a Portfolio as of the Record Date. To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Portfolio as of the Record Date.

Prudential Equity Group LLC received $47,729 in commissions from the Trust with respect to AST Advanced Strategies Portfolio for the fiscal year ended December 31, 2007.  No other broker-dealers affiliated with the Manager received any commissions from the Trust with respect to AST Advanced Strategies Portfolio during the fiscal year ended December 31, 2007

No broker-dealers affiliated with the Manager received any commissions from the Trust with respect to the AST Dynamic Asset Allocation Portfolios during the fiscal year ended December 31, 2007.

The table below sets forth the total advisory fees paid by each Portfolio to the Manager during the fiscal year ended December 31, 2007:

Portfolio	Fee Paid to the Manager
AST Aggressive Asset Allocation Portfolio	$745,075
AST Capital Growth Asset Allocation Portfolio	8,110,279
AST Conservative Asset Allocation Portfolio	1,789,546
AST Preservation Asset Allocation Portfolio	747,706
AST Advanced Strategies Portfolio	9,328,100

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust’s next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its  Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Manager knows of no business to be presented at the Meetings other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meetings, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

Exhibit A

ADVANCED SERIES TRUST

AST Aggressive Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Conservative Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Advanced Strategies Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this           day of              , 2008 between Prudential Investments LLC (PI), a New York limited liability company, AST Investment Services, Inc., a Connecticut corporation (AST Investment and with PI, the Manager) and with each of Quantitative Management Associates LLC, a New Jersey limited liability company (QMA),  Prudential Investment Management, Inc., a New Jersey corporation (PIM), and Jennison Associates LLC, a Delaware limited liability company (Jennison) (Jennison, PIM and QMA together, the Subadvisers and each a Subadviser).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with Advanced Series Trust, a Delaware business trust  (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which the Manager acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually, and collectively, with the Trust, referred to as the Trust) and to manage such portion of the Trust’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a)  Subject to the supervision of the Manager and the Board of Trustees of the Trust, each Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Manager (the Allocated Assets), including the purchase, retention and disposition of the Allocated Assets (such services herinafter referred to as the “Management Services”), and subject to the following understandings:

(i)            The Subadviser shall provide supervision of the Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust with respect to the Allocated Assets, and what portion of the Allocated Assets will be invested or held uninvested as cash.

(ii)           The Subadviser shall provide the Management Services in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”).

(iii)          The Subadviser shall determine the securities,  futures contracts and other investments to be purchased or sold  with respect to the Allocated Assets and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

(iv)          On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(v)           The Subadviser or its affiliate shall provide the Trust’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Trust, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Trust and discuss the management of the Trust with the Manager and the Board as either or both shall from time to time reasonably request.

(b) Subject to the supervision of the Manager and the Board of Trustees of the Trust, each Subadviser shall provide such additional advisory services as agreed to between the Manager and the Subadviser, including but not limited to asset allocation advice (such services hereinafter referred to as the “Additional Services”), and subject to the following understandings:

(i)            The Subadviser shall provide the Additional Services in accordance with the Trust’s investment objectives, policies and restrictions as stated in its Prospectus.

(ii)           The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with any required information relating to the Additional Services, and the Subadviser or an affiliate shall provide the Manager with such information upon the request of the Manager.

 (c) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust, By-Laws and Prospectus of the Trust and any procedures adopted by the Board applicable to the Trust and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Trust’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents.

 (d) Each Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.  Each Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

  (e) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

 (f) Each Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act.  Each Subadviser agrees that all records which it maintains for the  Trust are the property of the  Trust, and the Subadviser shall surrender promptly to the  Trust any of such records upon the  Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Trust’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Trust, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Trust. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Trust’s books and records maintained by the Subadviser shall be returned to the Trust or the Manager.  Each Subadviser agrees that the policies and procedures it has established for managing the Trust’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Trust, shall be made available for inspection by the Trust, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(g)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Trust, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Trust. Further, the Manager acknowledges that the Subadviser, or its agent, employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Trust may or may not have an interest from time to time, whether such transactions involve the Trust or otherwise.

(h) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other Subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

 (i)  Each Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics.  Each Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, each Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular,  each Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request.  Each Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

 (j) Each Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

 (k) Each Subadviser shall be responsible for the voting of all shareholder proxies with respect to the Allocated Assets, subject to such reporting and other requirements as shall be established by the Manager.

 (l) Upon reasonable request from the Manager, each Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(m) Each Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission.  Each Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

 (n) Each Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Trust. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

 (o) Each Subadviser shall keep the Trust and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Trust’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Trust and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Trust and the Manager. Upon written request of the Trust or the Manager with respect to violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review each Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to each Subadviser regarding  the Allocated Assets, cash requirements and cash available for investment , and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay each Subadviser as full compensation therefor, a fee as described in the attached Schedule A. Liability for payment of compensation by the Manager to each Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by a Subadviser, shall not cause a reduction in the amount of the payment to that Subadviser by the Manager.

4.   No Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify each Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  Each Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Manager acknowledges and agrees that Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Trust or that the Trust will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

5.  With respect to each Subadviser this Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. With respect to each Subadviser, this Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  Each Subadviser agrees that it shall promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund’s portfolio) to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadvisers at Gateway Center Two, 100 Mulberry Street, 6th Floor, Newark, NJ 07102, Attention:  Secretary.

6.  Nothing in this Agreement shall limit or restrict the right of any of a Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish each Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, electronic mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:
Name:
Title:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

By:
Name:
Title:

JENNISON ASSOCIATES LLC

By:
Name:
Title:

SCHEDULE A

ADVANCED SERIES TRUST

Management Services.  As compensation for Management Services provided by a Subadviser, the Manager will pay the Subadviser an advisory fee on the net asset value of the Allocated Assets managed by the Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST Aggressive Asset Allocation Portfolio	N/A
AST Capital Growth Asset Allocation Portfolio	N/A
AST Conservative Asset Allocation Portfolio	N/A
AST Preservation Asset Allocation Portfolio	N/A
AST Advanced Strategies Portfolio	0.25% of average daily net assets of the Allocated Assets

Additional Services.  As compensation for the Additional Services provided by a Subadviser, the Manager will pay the Subadviser an advisory fee on the net asset value of the portfolio to which the Additional Services relate that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST Aggressive Asset Allocation Portfolio	0.04% of average daily net assets of the Portfolio
AST Capital Growth Asset Allocation Portfolio	0.04% of average daily net assets of the Portfolio
AST Conservative Asset Allocation Portfolio	0.04% of average daily net assets of the Portfolio
AST Preservation Asset Allocation Portfolio	0.04% of average daily net assets of the Portfolio
AST Advanced Strategies Portfolio	0.025% of average daily net assets of the Portfolio

Dated as of                  , 2008

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-800-690-6903 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — JULY 11, 2008
VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST                                PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Company, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey, as applicable (the Insurance Company), to vote all shares of the AST                     Portfolio (the “Portfolio”), a series of  Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Joint Meetings of Shareholders on July 11, 2008 at 10:00  a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR EACH PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)
Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR the proposal.

FOR	AGAINST	ABSTAIN

To approve a subadvisory agreement among Prudential Investments LLC, AST Investment Services, Inc. and each of Quantitative Management Associates LLC, Prudential Investment Management, Inc. and Jennison Associates LLC, for the Portfolio.

☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.